MidWest@Work

AN INVESTMENT STRATEGY FOR THE MIDWEST

AFL-CIO Housing Investment Trust

Status Update

Spring 2018

MidWest@Work Footprint

MINNEAPOLIS
SAINT PAUL
MILWAUKEE
DETROIT
BUFFALO
CLEVELAND
PITTSBURGH
COLUMBUS
ST. LOUIS

AFL-CIO HOUSING INVESTMENT TRUST

MidWest@Work Strategy

First Quarter 2018 Status Update

OVERVIEW

With the financing of two more projects during the first quarter of 2018, the HIT has now invested $423 million in 20 projects and its subsidiary Building America CDE, Inc. (Building America) has provided $17.5 million in New Markets Tax Credits (NMTCs) to two additional projects since the inception of the strategy in early 2016. With $441 million invested in 22 projects, the strategy has reached over 40% of its $1.1 billion investment target in just two years. With nearly $1 billion in total development, it has built or preserved nearly 3,000 housing units, and created an estimated 4,200 union construction jobs and over 450 permanent jobs.

The HIT pledged to invest primarily in nine cities (Detroit, St. Louis, Buffalo, Pittsburgh, Cleveland, Columbus, Milwaukee, Saint Paul, and Minneapolis) and other Midwest communities and is implementing specific investment initiatives to address local economic development and revitalization needs. To date, investments have been made in five of the nine core markets: Detroit; St. Louis; Buffalo; Saint Paul; and Minneapolis; as well as in Chicago, Rolla, MO, Rochester, MN, and Duluth, MN. Working with selected developers, mortgage bankers, and housing finance agencies and continuing to broaden outreach to other market participants to identify additional projects, the HIT and its subsidiary Building America have built a strong pipeline of projects for the remainder of 2018 and into 2019. The projects on this pipeline include an additional three core markets.

A key part of MidWest@Work is connecting HIT’s investments with the broader economic revitalization of Midwestern cities, as it incorporates pre-apprenticeship training, single family home repair, and links with the creation of manufacturing and other permanent jobs, when possible, through investment by HIT subsidiaries.

MIDWEST@WORK PROJECTS TO DATE

Since the MidWest@Work Investment Strategy was implemented in 2016, the HIT has invested $423.2 million in 20 projects, and Building America has provided $17.5 million in New Markets Tax Credits to two additional projects. These 22 projects, with total development investment of $991 million, are creating or preserving 2,970 housing units and generating an estimated 8.4 million hours of union construction work (4,200 jobs). The total $440.7 million of HIT commitments and NMTCs provided by Building America represents over 40% of the $1.1 billion goal set for this seven-year initiative at its inception.

Economic Impact Data: Job and economic benefits in this document are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America. In 2017 dollars.

IMPACTS OF 22 MIDWEST PROJECTS

$1.8B total economic benefits
9,900 total jobs across industries in communities where projects are located
8.4M hours of union construction work
$642M wages & benefits, $273M for union construction workers
2,970 housing units with 67% affordable or workforce housing
$184M total tax revenue, with $72M for state & local governments

Economic Impact Data: Job and economic benefits in this document are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America. In 2017 dollars.

MidWest@Work Projects through March 31, 2018

Project Name	City, State	Total Units	Affordable Units	Union Construction Hours	HIT/Building America Investment	Total Development Investment
Zvago Cooperative at Glen Lake	Minnetonka, MN	54	0	167,600	$14,821,600	$18,981,774
Paul G. Stewart Apartments III	Chicago, IL	180	180	288,000	$16,296,000	$31,426,808
Detroit Home Repair Program I	Detroit, MI	4	4	8,500	$246,000	$430,490
Rolla Apartments	Rolla, MO	150	150	208,300	$5,188,300	$21,700,000
District Flats at Miller Hill	Duluth, MN	72	0	126,200	$11,213,000	$14,036,105
West Town Housing Preservation	Chicago, IL	318	318	1,088,900	$60,404,300	$121,182,660
Detroit Home Repair II	Detroit, MI	5	5	13,700	$660,114	$694,857
Detroit Manufacturing Systems*	Detroit, MI & Toledo, OH	0	0	0	$8,500,000	$36,928,000
Union Flats	St. Paul, MN	217	217	615,800	$30,630,000	$68,476,863
1500 Nicollet	Minneapolis, MN	183	183	539,200	$34,120,000	$61,736,138
The Fountains of Ellisville	Ellisville, MO	229	0	174,800	$17,517,500	$18,213,929
Covenant Place II	St. Louis, MO	102	102	234,900	$6,687,100	$24,471,938
Lathrop Homes Phase IA	Chicago, IL	414	414	1,580,200	$22,000,000	$175,865,785
30 East Adams Apartments	Chicago, IL	176	0	447,100	$44,685,300	$49,755,134
Pioneer Apartments	St. Paul, MN	143	143	403,700	$14,475,000	$48,739,737
Fontaine Towers	Rochester, MN	151	151	120,200	$20,000,000	$28,856,304
Green on Fourth Apartments	Minneapolis, MN	243	66	505,100	$42,654,700	$56,169,929
The Heights at Manhasset Mortgage Increase	Richmond Heights, MO	0	0	16,000	$1,670,000	$1,670,000
Zvago Cooperative at St. Anthony Park	St. Paul, MN	49	0	165,200	$14,577,500	$18,185,346
Northland Central*	Buffalo, NY	0	0	1,020,500	$9,000,000	$110,590,381
Elevate at Southwest Station	Eden Prairie, MN	222	45	541,000	$49,500,000	$63,510,988
Zvago Cooperative at Central Village	Apple Valley, MN	58	0	164,000	$15,815,400	$19,680,017
Total – 22 projects		2,970	1,978	8,428,900	$440,661,814	$991,303,183

* Projects receiving New Markets Tax Credits from HIT subsidiary Building America

BUILDING AMERICA

Since its inception in 2010, Building America has helped rebuild low-income communities by creating jobs for community residents; sponsoring training and job-readiness programs that connect job opportunities to local residents; and building affordable housing and community facilities, including healthcare facilities. Two of Building America’s most recent projects are in MidWest@Work target cities – Detroit Manufacturing Systems in Detroit and Toledo, which received $8.5 million in New Markets Tax Credits (NMTCs) from Building America and Northland Central in Buffalo, which received a $9 million allocation. In February 2018, Building America was awarded its fourth allocation of NMTCs. This $55 million award was Building America’s largest allocation to date and brings its total allocation to $185 million. Building America’s current pipeline for the recent allocation includes several potential projects in the Midwest.

RECENT MIDWEST PROJECT HIGHLIGHTS

Elevate at Southwest Station, Eden Prairie, MN

●	$63.5 million new construction of a 222-unit mixed-income apartment project, which includes 80% market rate and 20% affordable units restricted to 50% of Area Median Income. It is located adjacent to an express bus line transit center, which is scheduled to include a station for a light rail extension.

●	HIT commitment to purchase $49.5 million Ginnie Mae construction loan certificates and a permanent loan certificate.

●	Creating an estimated 541,000 hours of union construction work (269 jobs).

Zvago Cooperative at Central Village, Apple Valley, MN

●	New construction of a $19.7 million 58-unit senior cooperative building.

●	HIT commitment to purchase $15.8 million Ginnie Mae construction loan certificates and a permanent loan certificate. This is the third Zvago Cooperative financed by the HIT since early 2016.

●	Creating an estimated 164,000 union construction hours (82 jobs).

Northland Central, Buffalo, NY

●	$110.6 million transformation of a historic vacant industrial complex, the former Clearing Niagara plant, which employed UAW Local 508 workers.

●	Includes a 93,000 square foot cutting-edge facility that will annually train 300 local workers to fill quality jobs in the modernized manufacturing sector. The project sponsor is Buffalo Urban Development Corporation.

●	Building America provided $9 million of NMTCs and National Trust Community Investment Corporation provided $5 million. Other financing partners include New York Power Authority, Citi Community Capital and New York Governor Andrew Cuomo’s Buffalo Billion program.

●	Creating an estimated 1 million hours of union construction work (507 jobs).

30 East Adams Apartments, Chicago, IL

●	$49.8 million adaptive reuse of a former office building into 176 apartments with ground floor retail; located in a National Register of Historic Places District.

●	HIT commitment to purchase $44.7 million Ginnie Mae construction loan certificates and a permanent loan certificate.

●	Estimated 447,000 hours of union construction work created (222 jobs).

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055
www.aflcio-hit.com